Exhibit 10.1
THIRD AMENDMENT TO AMENDED AND RESTATED
CREDIT AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of September 1, 2011 (the “Effective Date”), among SOUTHWEST IOWA RENEWABLE ENERGY, LLC, an Iowa limited liability company (the “Borrower”), AGSTAR FINANCIAL SERVICES, PCA (“AgStar”), the other commercial, banking or financial institutions whose signatures appear on the signature pages hereof or which hereafter become parties to the Credit Agreement (the “Banks”), and AGSTAR FINANCIAL SERVICES, PCA, and its successors and assigns, as Administrative Agent for itself and the other Banks (the “Agent”).  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement (as defined below).

RECITALS

A.           The Borrower, the Agent, and the Banks have entered into an Amended and Restated Credit Agreement dated March 31, 2010, which was amended by that certain Amendment to Amended and Restated Credit Agreement dated to be effective as of March 31, 2011, and further amended by that certain Second Amendment to Amended and Restated Credit Agreement dated June 30, 2011 (as amended, the “Credit Agreement”) under which the Banks agreed to extend certain financial accommodations to the Borrower.

B.           At the request of the Borrower, and pursuant to Section 2.03(d) of the Credit Agreement the Banks have consented to a portion of the Term Loan being converted to a Fixed Rate Loan, in accordance with the terms and conditions of this Amendment.

C.           All terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

AGREEMENT

NOW THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Amendment to Credit Agreement.

a.           Section 2.03(d).  As of the Effective Date, Section 2.03(d) of the Credit Agreement is hereby amended and restated to read as follows:

Conversion to Fixed Rate Loan. As of September 1, 2011, $39,660,079.69 of the outstanding principal balance of the Term Loan shall be converted to a fixed rate loan, bearing interest at a fixed rate equal to six percent (6.0%) per annum (the “Fixed Rate Loan”). The remaining portion of the outstanding principal balance of the Term Loan which is not converted to a Fixed Rate Loan pursuant to this Section 2.03(d) shall accrue interest as set forth in Section 2.03(b). In addition to the limitation on prepayment set forth in Section 2.16, in the event that all or any portion of the Fixed Rate Loan is prepaid (excluding scheduled payments of principal and interest as set forth in Section 2.03(e)) before September 1, 2012, the Borrower shall pay a prepayment fee equal to the Make Whole Prepayment Fee. Notwithstanding the foregoing, no prepayment fee shall be required if such prepayment is made pursuant to Section 2.25. Any prepayment does not otherwise affect Borrower’s obligation to pay any fees due under this Agreement. “Make Whole Prepayment Fee” shall be an amount calculated as follows: (a) compare the Initial Reference Rate to the Final Reference Rate. If the Initial

Reference Rate is less than or equal to the Final Reference Rate, the prepayment fee is zero; (b) if the Initial Reference Rate is greater than the Final Reference Rate, the prepayment fee shall be calculated as follows: (i) calculate an amortization schedule using the Initial Reference Rate, the amount of the principal prepayment, the prepayment date and the Maturity Date. Because the “Fee End Date” (September 1, 2012) is prior to the Maturity Date, for purposes of the calculation it is assumed that all scheduled repayments of principal due on or after the Fee End Date are paid on the Fee End Date; (ii) calculate the interest payment which will accrue on the advance payment of principal through the Fee End Date at the Initial Reference Rate (“Initial Interest Amounts”); (iii) calculate the interest payment which will accrue on the advance payment of principal through the Fee End Date at the Final Reference Rate (“Final Interest Amounts”); (iv) calculate the “Differential Interest Amount” for each interest payment due through the Fee End Date by subtracting the Final Interest Amount from the Initial Interest Amount for each such payment; and (v) the discounted present value of each Differential Interest Amount shall be calculated by using the Final Reference Rate as the discount rate. The prepayment fee shall be the sum of the discounted present value of each Differential Interest Amount. As used in this definition, “Initial Reference Rate” means the annualized interest rate used by the Lender to obtain the funds loaned to the Borrower, which funds are being paid in advance of scheduled payment; and “Final Reference Rate” means the annualized interest rate Lender would allocate to fund a new advance, on the date of prepayment, with similar scheduled repayment of principal from the time of the advance payment through the Fee End Date, assuming all scheduled repayments of principal due on or after the Fee End Date are paid on the Fee End Date.

b.           Section 2.25.  As of the Effective Date, Section 2.25 of the Credit Agreement is hereby amended and restated to read as follows:

Excess Cash Flow. In addition to all other payments of principal and interest required under this Agreement and the Notes, at the end of each fiscal year during the term of this Agreement, Borrower shall calculate Excess Cash Flow based on its fiscal year end audited financial statements, and remit to Agent for the account of the Banks an amount equal to 65% of the Borrower’s Excess Cash Flow in accordance with this Section 2.25 (the “Excess Cash Flow Payment”). Excess Cash Flow Payments shall be paid by Borrower in four equal installments on the last day of each of the next immediately succeeding fiscal quarters of the Borrower following calculation of such amount (i.e., December 31, March 31, June 30, and September 30). Notwithstanding the foregoing, the first quarterly installment of the Excess Cash Flow Payment due in each fiscal year of the Borrower (i.e., the December 31 payment) may be deferred until Borrower delivers its fiscal year end audited financial statements to Agent in accordance with Section 5.01(c)(i), and such payment shall be due within ten (10) days of the due date for such financial statements. The total Excess Cash Flow Payments required under this Section 2.25 shall not exceed Six Million and No/100 Dollars ($6,000,000.00) in any fiscal year, or Twenty-four Million and No/100 Dollars ($24,000,000.00) over the term of this Agreement (the “Maximum Excess Cash Flow”). Excess Cash Flow Payments received from the Borrower shall be applied first to the variable rate portion of the outstanding principal balance of Term Loan until fully paid, and then to the reduction of the outstanding principal balance of the Fixed Rate Loan (as defined in Section 2.03(d)). No Excess Cash Flow Payment shall be considered to be a prepayment with respect to which a prepayment fee under Section 2.16 of this Agreement is required to be paid. Notwithstanding the foregoing, no Excess Cash Flow Payment shall be required during any fiscal year should Borrower’s Tangible Owner’s Equity be greater than 65% at the end of the immediately preceding fiscal year.

2.           Effect on Credit Agreement.  Except as expressly amended by this Amendment, all of the terms of the Credit Agreement shall be unaffected by this Amendment and shall remain in full force and effect.  Nothing contained in this Amendment shall be deemed to constitute a waiver of any rights of the Banks or to affect, modify, or impair any of the rights of the Banks as provided in the Credit Agreement.

3.           Conditions Precedent to Effectiveness of this Amendment.  The obligations of the Banks hereunder are subject to the conditions precedent that Agent shall have received the following, in form and substance satisfactory to Agent;

a.           this Amendment duly executed by Borrower, Agent, and the Banks;

b.           payment to the Agent of all principal and interests payments due on the Loans (as set forth in the Credit Agreement) as of the Effective Date;

c.           payment to the Agent of a servicing fee in the amount of $25,000.00 for this Amendment; and

d.           all other documents, instruments, or agreements required to be delivered to Agent under the Credit Agreement and not previously delivered to Agent.

4.           Representations and Warranties of Borrower.  Borrower hereby agrees with, reaffirms, and acknowledges as follows:

a.           The execution, delivery and performance by Borrower of this Amendment is within Borrower’s power, has been duly authorized by all necessary action, and does not contravene:  (i) the articles of organization or operating agreement of Borrower; or (ii) any law or any contractual restriction binding on or affecting Borrower; and does not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties;

b.           This Amendment is, and each other Loan Document to which Borrower is a party when delivered will be, legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditor’s rights generally and by general principles of equity; and

c.           All other representations, warranties and covenants contained in the Credit Agreement and the other Loan Documents are true and correct and in full force and effect.

5.           Counterparts.  It is understood and agreed that this Amendment may be executed in several counterparts each of which shall, for all purposes, be deemed an original and all of which, taken together, shall constitute one and the same agreement even though all of the parties hereto may not have executed the same counterpart of this Amendment.  Electronic delivery of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart to this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and duly authorized, as of the date first above written.

[SIGNATURE PAGES IMMEDIATELY FOLLOW.]

SIGNATURE PAGE TO
THIRD AMENDMENT TO AMENDED AND RESTATED
CREDIT AGREEMENT
BY AND BETWEEN
SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND
THE BANKS

Dated to be effective as of September 1, 2011

SOUTHWEST IOWA RENEWABLE ENERGY, LLC, an Iowa limited liability company

/s/ Brian Cahill
By: Brian Cahill
Its: CEO

SIGNATURE PAGE TO
THIRD AMENDMENT TO AMENDED AND RESTATED
CREDIT AGREEMENT
BY AND BETWEEN
SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND
THE BANKS

Dated to be effective as of September 1, 2011

AGENT:

AGSTAR FINANCIAL SERVICES, PCA, as Administrative Agent

/s/ Ron Monson
By: Ron Monson Its: Vice President

AGSTAR as a Bank

AGSTAR FINANCIAL SERVICES, PCA,

/s/ Ron Monson
By: Ron Monson Its: Vice President

SIGNATURE PAGE TO
THIRD AMENDMENT TO AMENDED AND RESTATED
CREDIT AGREEMENT
BY AND BETWEEN
SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND
THE BANKS

Dated to be effective as of September 1, 2011

METROPOLITAN LIFE INSURANCE COMPANY, as a Bank

/s/ Daniel A. O'Neill
By: Daniel A. O’Neill Its: Managing Director

Address:	10801 Mastin Blvd., Suite 930 Overland Park, KS 66210

SIGNATURE PAGE TO
THIRD AMENDMENT TO AMENDED AND RESTATED
CREDIT AGREEMENT
BY AND BETWEEN
SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND
THE BANKS

Dated to be effective as of September 1, 2011

METLIFE BANK, N.A., as a Bank

/s/ Steven D. Craig
By: Steven D. Craig Its: Assistant Vice-President

Address:	10801 Mastin Blvd., Suite 93 Overland Park, KS 66210

SIGNATURE PAGE TO
THIRD AMENDMENT TO AMENDED AND RESTATED
CREDIT AGREEMENT
BY AND BETWEEN
SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND
THE BANKS

Dated to be effective as of September 1, 2011

COÖPERATIEVE CENTRALE RAIFFEISEN- BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, New York Branch as a Bank

/s/ Jeff Bliss
By: Jeff Bliss Its: Executive Director

/s/ Brett Delfino
By: Brett Delfino Its: Executive Director

Address:	245 Park Avenue 37th Floor New York, NY 10167

SIGNATURE PAGE TO
THIRD AMENDMENT TO AMENDED AND RESTATED
CREDIT AGREEMENT
BY AND BETWEEN
SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND
THE BANKS

Dated to be effective as of September 1, 2011

AMARILLO NATIONAL BANK as a Bank

/s/ Craig L. Sanders
By: Craig L. Sanders Its: Executive Vice President

Address:	P.O. Box 1 Amarillo, TX 79105

SIGNATURE PAGE TO
THIRD AMENDMENT TO AMENDED AND RESTATED
CREDIT AGREEMENT
BY AND BETWEEN
SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND
THE BANKS

Dated to be effective as of September 1, 2011

FIRST NATIONAL BANK as a Bank

/s/ Fallon Savage
By: Fallon Savage Its: Vice President

Address:	1620 Dodge Street Omaha, NE 68197

SIGNATURE PAGE TO
THIRD AMENDMENT TO AMENDED AND RESTATED
CREDIT AGREEMENT
BY AND BETWEEN
SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND
THE BANKS

Dated to be effective as of September 1, 2011

BANK OF THE WEST as a Bank

/s/ Christiana Creekpaum
By: Christiana Creekpaum Its: Vice President

Address:	Mail code NC-B07-1C-R 2527 Camino Ramon San Ramon, CA 94583

SIGNATURE PAGE TO
THIRD AMENDMENT TO AMENDED AND RESTATED
CREDIT AGREEMENT
BY AND BETWEEN
SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND
THE BANKS

Dated to be effective as of September 1, 2011

MONUMENTAL LIFE INSURANCE COMPANY, as a Bank

/s/ Robert C. Woodcock
By: Robert C. Woodcock Its: Vice President

Address:	400 West Market Street 5th Floor Louisville, KY 40202

SIGNATURE PAGE TO
THIRD AMENDMENT TO AMENDED AND RESTATED
CREDIT AGREEMENT
BY AND BETWEEN
SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND
THE BANKS

Dated to be effective as of September 1, 2011

BMO HARRIS BANK N.A., a national banking association, successor-by-merger to M&I MARSHALL AND ILSLEY BANK, as a Bank

/s/ Gary J. Sloan
By: Gary J. Sloan Its: Senior Vice President

/s/ John (Chip) Howard, Jr.
By: John (Chip) Howard, Jr. Its: Senior Vice President

Address:	770 North Water Street Milwaukee, WI 53202